SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




Date of Report (Date of earliest event reported):  May 14, 1997
                                                  ------------------------------



                               CHIC BY H.I.S, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)




   Delaware                          1-11722                         13-3494627
--------------------------------------------------------------------------------
(State or other                    (Commission                     (IRS Employer
jurisdiction                       File Number)              Identification No.)
of incorporation)




   1372 Broadway
   New York, New York                                                  10018
--------------------------------------------------------------------------------
   (Address of principal executive offices)                           (Zip Code)




Registrant's telephone number, including area code:         (212) 302-6400
                                                     ---------------------------



                                 Not applicable
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)


                                     Page 1
                      This document consists of ___ pages.
           The exhibit index is contained on page 4 of this document.

Item 5.     Other Events.
            -------------

            On May 14, 1997, Chic by H.I.S, Inc. (the "Company") issued a press release announcing that the managing underwriter in connection with the initial public offering of its wholly owned German subsidiary, H.I.S. sportswear AG ("H.I.S."), exercised its overallotment option to purchase an additional 200,000 shares of H.I.S. A copy of the press release is attached hereto as Exhibit 99.


Item 7.     Financial Statements and Exhibits.
            ----------------------------------

      (a)   Financial statements of businesses acquired.

                  Not Applicable.

      (b)   Pro forma financial information.

                  Not Applicable.

      (c)   Exhibits.

            99 Press Release, dated May 14, 1997, announcing the exercise of the managing underwriter's overallotment option.

                                SIGNATURE


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                              CHIC BY H.I.S, INC.



                              By  /s/ Burton M. Rosenberg
                                 ----------------------------------
                                 Burton M. Rosenberg
                                 Chairman and Chief Executive Officer


Dated:  May 14, 1997

                              EXHIBIT INDEX



                                                         Sequentially
Exhibit                                                  Numbered
Number           Exhibit                                 Page
------           -------                                 ------------

99               Press Release, dated May 14, 1997,
                 announcing the exercise of the managing
                 underwriter's overallotment option.